                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company 1998 Management Incentive Plan and the Tennant Company Restricted Stock Plan for Nonemployee Directors, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2002.

                                               /s/ Janet M. Dolan
                                      -----------------------------------------
                                                   Janet M. Dolan

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company 1998 Management Incentive Plan and the Tennant Company Restricted Stock Plan for Nonemployee Directors, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2002.

                                                /s/ David C. Cox
                                      ------------------------------------------
                                                    David C. Cox

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company 1998 Management Incentive Plan and the Tennant Company Restricted Stock Plan for Nonemployee Directors, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2002.

                                              /s/ Andrew P. Czajkowski
                                      ------------------------------------------
                                                  Andrew P. Czajkowski

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company 1998 Management Incentive Plan and the Tennant Company Restricted Stock Plan for Nonemployee Directors, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2002.

                                              /s/ James T. Hale
                                      ------------------------------------------
                                                  James T. Hale

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company 1998 Management Incentive Plan and the Tennant Company Restricted Stock Plan for Nonemployee Directors, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2002.

                                              /s/ PAMELA K. KNOUS
                                      ------------------------------------------
                                                  Pamela K. Knous

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company 1998 Management Incentive Plan and the Tennant Company Restricted Stock Plan for Nonemployee Directors, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2002.

                                              /s/ William I. Miller
                                      ------------------------------------------
                                                  William I. Miller

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company 1998 Management Incentive Plan and the Tennant Company Restricted Stock Plan for Nonemployee Directors, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2002.

                                              /s/ Edwin L. Russell
                                      ------------------------------------------
                                                  Edwin L. Russell

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company 1998 Management Incentive Plan and the Tennant Company Restricted Stock Plan for Nonemployee Directors, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2002.

                                              /s/ Stephen G. Shank
                                      ------------------------------------------
                                                  Stephen G. Shank

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer

     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company 1998 Management Incentive Plan and the Tennant Company Restricted Stock Plan for Nonemployee Directors, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2002.

                                              /s/ Frank L. Sims
                                      ------------------------------------------
                                                  Frank L. Sims